                                                                    EXHIBIT 99.1


Contact:                  Investor Relations           Media Relations
                          -------------------          ---------------
                          JOHN ANDREWS                 JEANMARIE MCFADDEN
                          212-762-8131                 212-762-7842
                                                       TIMOTHY LEE
                                                       212-392- 8709



                           MORGAN STANLEY DEAN WITTER
                FIRST QUARTER NET INCOME UP 21% TO $691 MILLION


NEW YORK, March 26, 1998 -- Morgan Stanley Dean Witter & Co. (NYSE: MWD) today reported net income of $691 million for the first fiscal quarter ended February 28, 1998 -- a 21 percent increase from last year's first quarter $571 million. Diluted earnings per share were $1.10 -- 21 percent ahead of the $.91 in last year's first quarter.

Net revenues (total revenues less interest expense and the provision for loan losses) were $4,035 million for the quarter -- up 16 percent from last year's first quarter of $3,474 million. The annualized return on average common equity for the first fiscal quarter was 20.1 percent.

Philip J. Purcell, Chairman, and John J. Mack, President, said in a joint statement, "We continued to do very well -- particularly in our securities business. It has been just over a year since we announced the merger, and we have clearly created a powerful engine for growth. Our securities and asset management businesses were firing on all cylinders."

SECURITIES

The Company's Securities business posted $472 million in net income, a 31 percent increase from the first quarter of last year.

 . Results in institutional securities were particularly strong in North America and Europe, while the Asian market environment remained uncertain.

 . An outstanding quarter for investment banking was driven by record revenues from mergers and acquisitions coupled with strong increases in debt and equity underwriting and real estate advisory activities. For the first two months of calendar 1998, the Company maintained a leadership position in announced M&A transactions as well as in equity, high yield and investment grade debt underwritings.*

 . Institutional sales and trading reported strong results, achieving a record quarter in equities and solid performances in fixed income derivative products, foreign exchange and commodities.

 . Individual securities reported strong first quarter sales of mutual funds and proprietary unit trusts, and record sales of Investment Consulting Services.

 . Dean Witter account executives increased by 237 for the quarter and by 1,047 over the last twelve months to 10,183. Dean Witter's total client assets rose by $23 billion for the quarter and $64 billion from a year ago to a record $325 billion.

ASSET MANAGEMENT

Asset Management's net income for the quarter was $120 million, 40 percent ahead of a year ago. The quarter's increase reflected continued growth in assets under management and strong results in merchant banking.

------------------------------
* Source: Securities Data Corp.   Jan. 1 to Feb. 28, 1998

 . The Company had $356 billion of assets under management and supervision at the end of the first quarter, an increase of $66 billion, or 23 percent, over the year earlier period.

 . Institutional assets, managed primarily by Morgan Stanley Asset Management and Miller Anderson & Sherrerd, rose to $155 billion -- an increase of $10 billion for the quarter and $33 billion over the last twelve months.

 .  Retail assets, managed primarily by InterCapital and Van Kampen American
   Capital, increased $8 billion for the quarter and $33 billion from a year ago -- to stand at $201 billion.

 .  In January, a mutual fund composed primarily of stocks from the Morgan
   Stanley Dean Witter research team's Competitive Edge "Best Ideas" list was launched and distributed solely through the Dean Witter branch system. The Company believes the initial offering, with sales of more than $1.3 billion, was a record for a mutual fund.

 . Merchant banking recorded first quarter investment gains of $59 million, primarily due to the sale of its remaining position in Fort James Corporation.

CREDIT AND TRANSACTION SERVICES

Credit and Transaction Services first quarter net income was $99 million, down 21 percent from last year. The decline reflects an increase in the provision for loan losses which more than offset a modest increase in revenues and lower operating expenses.

 . On a managed loan basis, net interest income of $835 million rose 5 percent from the first quarter of 1997, while non-interest revenues, primarily merchant and cardmember fees, of $543 million declined 1 percent from the same period.

 . Managed loans of $35.8 billion were up $1.8 billion, or 5 percent, from the first quarter of 1997.

 . The consumer loan net charge-off rate increased to 7.50 percent in the first quarter of 1998 from 6.91 percent a year ago.

The Company is entering into agreements to sell its Prime Option MasterCard portfolio. The sale, which is expected to close in the second quarter, will not have a material impact on net income in the quarter. In addition, after two years of regional marketing in 23 states, the Company is discontinuing the BRAVO Card and plans to consolidate the card's portfolio with Private Issue and
Discover Card.   The Company believes that these steps will have a positive effect on Credit and Transaction Services' operating results going forward. The Company's strategy will be to continue to focus on its highly successful Discover brand.

Finally, Discover Brokerage Direct, the Company's on-line broker, experienced strong growth from a year ago in both its account base and transaction volume. In February, it was named the top-rated "Overall On-line Broker" by Smart Money magazine and, in March, it received Barron's highest overall rating -- for the third consecutive year -- for any on-line broker.


Since the Company's February 12, 1998 announcement of its $3 billion stock repurchase authorization, it has repurchased approximately 5.2 million shares of its common stock.

The Company also announced that its Board of Directors declared a regular quarterly dividend of $.20 per common share. The dividend is payable on April 30, 1998 to common shareholders of record as of April 15, 1998.

Total capital (stockholders' equity and long-term debt) at February 28, 1998 was $33.5 billion, including $14.5 billion of common and preferred stockholders' equity. Book value per common share was $22.67, based on quarter-end shares outstanding of 605,005,581.

Morgan Stanley Dean Witter & Co. is a global financial services firm and a market leader in securities, asset management, and credit and transaction services. The Company has offices in New York, London, Tokyo, Hong Kong and other principal financial centers around the world and has 407 securities branch offices throughout the United States.



                                     # # #
                            (See Attached Schedules)



This release may contain forward-looking statements. These statements, which reflect management's beliefs and expectations, are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's 1997 Annual Report to Shareholders.

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,705 $       2,219          22%
 Asset Management                               636           509          25%
 Credit and Transaction Services                694           746          (7%)
                                        ------------  ------------
 Consolidated net revenues            $       4,035 $       3,474          16%
                                        ============  ============
Net income
 Securities                           $         472 $         359          31%
 Asset Management                               120            86          40%
 Credit and Transaction Services                 99           126         (21%)
                                        ------------  ------------
 Consolidated net income              $         691 $         571          21%
                                        ============  ============
 Preferred stock dividend requirements$          15 $          19         (21%)
                                        ============  ============
 Earnings applicable to common shares $         676 $         552          22%
                                        ============  ============

Earnings per common share
 Basic                                $        1.15 $        0.96          20%
 Diluted                              $        1.10 $        0.91          21%
 Diluted, excluding goodwill amort.   $        1.12 $        0.95          18%
Average common shares outstanding
 Basic                                  586,751,340   573,410,658
 Diluted                                616,377,562   605,691,066
Period end common shares outstanding    605,005,581   582,335,632

Return on common equity                       20.1%         20.7%
Return on common equity excluding
 goodwill amortization                        20.6%         21.6%

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,705 $       2,405          12%
 Asset Management                               636           608           5%
 Credit and Transaction Services                694           719          (3%)
                                        ------------  ------------
 Consolidated net revenues            $       4,035 $       3,732           8%
                                        ============  ============
Net income
 Securities                           $         472 $         620         (24%)
 Asset Management                               120           111           8%
 Credit and Transaction Services                 99            79          25%
                                        ------------  ------------
 Consolidated net income              $         691 $         810         (15%)
                                        ============  ============
 Preferred stock dividend requirements$          15 $          14           7%
                                        ============  ============
 Earnings applicable to common shares $         676 $         796         (15%)
                                        ============  ============

Earnings per common share
 Basic                                $        1.15 $        1.37         (16%)
 Diluted                              $        1.10 $        1.30         (15%)
 Diluted, excluding goodwill amort.   $        1.12 $        1.33         (16%)
Average common shares outstanding
 Basic                                  586,751,340   580,985,871
 Diluted                                616,377,562   612,092,405
Period end common shares outstanding    605,005,581   594,708,971

Return on common equity                       20.1%         25.8%
Return on common equity excluding
 goodwill amortization                        20.6%         26.3%

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         800 $         522          53%
Principal transactions:
 Trading                                        903           869           4%
 Investments                                     72            56          29%
Commissions                                     547           490          12%
Fees:
 Asset mgmt, distribution & admin               676           587          15%
 Merchant and cardmember                        428           436          (2%)
 Servicing                                      171           200         (15%)
Interest and dividends                        3,933         3,369          17%
Other                                            55            31          77%
                                        ------------  ------------
 Total revenues                       $       7,585 $       6,560          16%
Interest expense                              3,145         2,709          16%
Provision for consumer loan losses              405           377           7%
                                        ------------  ------------
 Net revenues                         $       4,035 $       3,474          16%
                                        ------------  ------------
Compensation and benefits                     1,788         1,490          20%
Occupancy and equipment                         140           128           9%
Brokerage, clearing and exchange fees           119            95          25%
Info processing and communications              267           270          (1%)
Marketing and business development              294           288           2%
Professional services                           128            93          38%
Other                                           166           182          (9%)
                                        ------------  ------------
 Total non-interest expenses          $       2,902 $       2,546          14%
                                        ------------  ------------
Income before income taxes                    1,133           928          22%
Income tax expense                              442           357          24%
                                        ------------  ------------
Net income                            $         691 $         571          21%
                                        ============  ============
Preferred stock dividend requirements $          15 $          19         (21%)
                                        ============  ============
Earnings applicable to common shares  $         676 $         552          22%
                                        ============  ============

Earnings per common share:
 Basic                                $        1.15 $        0.96          20%
 Diluted                              $        1.10 $        0.91          21%
 Diluted, excluding goodwill amort.   $        1.12 $        0.95          18%
Average common shares outstanding:
 Basic                                  586,751,340   573,410,658
 Diluted                                616,377,562   605,691,066

Return on common equity                       20.1%         20.7%
Return on common equity excluding
 goodwill amortization                        20.6%         21.6%



                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         800 $         773           3%
Principal transactions:
 Trading                                        903           822          10%
 Investments                                     72            65          11%
Commissions                                     547           553          (1%)
Fees:
 Asset mgmt, distribution & admin               676           652           4%
 Merchant and cardmember                        428           411           4%
 Servicing                                      171           180          (5%)
Interest and dividends                        3,933         3,447          14%
Other                                            55            36          53%
                                        ------------  ------------
 Total revenues                       $       7,585 $       6,939           9%
Interest expense                              3,145         2,854          10%
Provision for consumer loan losses              405           353          15%
                                        ------------  ------------
 Net revenues                         $       4,035 $       3,732           8%
                                        ------------  ------------
Compensation and benefits                     1,788         1,175          52%
Occupancy and equipment                         140           137           2%
Brokerage, clearing and exchange fees           119           122          (2%)
Info processing and communications              267           294          (9%)
Marketing and business development              294           324          (9%)
Professional services                           128           132          (3%)
Other                                           166           191         (13%)
                                        ------------  ------------
 Total non-interest expenses          $       2,902 $       2,375          22%
                                        ------------  ------------
Income before income taxes                    1,133         1,357         (17%)
Income tax expense                              442           547         (19%)
                                        ------------  ------------
Net income                            $         691 $         810         (15%)
                                        ============  ============
Preferred stock dividend requirements $          15 $          14           7%
                                        ============  ============
Earnings applicable to common shares  $         676 $         796         (15%)
                                        ============  ============
Earnings per common share:
 Basic                                $        1.15 $        1.37         (16%)
 Diluted                              $        1.10 $        1.30         (15%)
 Diluted, excluding goodwill amort.   $        1.12 $        1.33         (16%)
Average common shares outstanding:
 Basic                                  586,751,340   580,985,871
 Diluted                                616,377,562   612,092,405

Return on common equity                       20.1%         25.8%
Return on common equity excluding
 goodwill amortization                        20.6%         26.3%

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         800 $         522          53%
Principal transactions:
 Trading                                        903           869           4%
 Investments                                     72            56          29%
Commissions                                     539           489          10%
Asset mgmt, distribution & admin fees           676           587          15%
Interest and dividends                        3,150         2,602          21%
Other                                            53            29          83%
                                        ------------  ------------
 Total revenues                       $       6,193 $       5,154          20%
Interest expense                              2,852         2,426          18%
                                        ------------  ------------
 Net revenues                         $       3,341 $       2,728          22%
                                        ------------  ------------

Compensation and benefits                     1,646         1,355          21%
Occupancy and equipment                         122           113           8%
Brokerage, clearing and exchange fees           116            95          22%
Info processing and communications              147           142           4%
Marketing and business development              111            96          16%
Professional services                           105            75          40%
Other                                           121           126          (4%)
                                        ------------  ------------
 Total non-interest expenses          $       2,368 $       2,002          18%
                                        ------------  ------------
Income before income taxes                      973           726          34%
Income tax expense                              381           281          36%
                                        ------------  ------------
Net income                            $         592 $         445          33%
                                        ============  ============

Comp & benefits as a % of net revenues          49%           50%
Non-comp exps as a % of net revenues            22%           24%
Profit margin (1)                               18%           16%

(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         800 $         773           3%
Principal transactions:
 Trading                                        903           822          10%
 Investments                                     72            65          11%
Commissions                                     539           544          (1%)
Asset mgmt, distribution & admin fees           676           652           4%
Interest and dividends                        3,150         2,679          18%
Other                                            53            32          66%
                                        ------------  ------------
 Total revenues                       $       6,193 $       5,567          11%
Interest expense                              2,852         2,554          12%
                                        ------------  ------------
 Net revenues                         $       3,341 $       3,013          11%
                                        ------------  ------------

Compensation and benefits                     1,646         1,038          59%
Occupancy and equipment                         122           119           3%
Brokerage, clearing and exchange fees           116           118          (2%)
Info processing and communications              147           170         (14%)
Marketing and business development              111            96          16%
Professional services                           105           117         (10%)
Other                                           121           125          (3%)
                                        ------------  ------------
 Total non-interest expenses          $       2,368 $       1,783          33%
                                        ------------  ------------
Income before income taxes                      973         1,230         (21%)
Income tax expense                              381           499         (24%)
                                        ------------  ------------
Net income                            $         592 $         731         (19%)
                                        ============  ============

Comp & benefits as a % of net revenues          49%           34%
Non-comp exps as a % of net revenues            22%           25%
Profit margin (1)                               18%           24%

(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         428 $         436          (2%)
 Servicing                                      171           200         (15%)
Commissions                                       8             1         700%
Other                                             2             2          --
                                        ------------  ------------
 Total non-interest revenues          $         609 $         639          (5%)

Interest revenue                                783           767           2%
Interest expense                                293           283           4%
                                        ------------  ------------
 Net interest income                            490           484           1%

Provision for consumer loan losses              405           377           7%
                                        ------------  ------------
 Net credit income                               85           107         (21%)

                                        ------------  ------------
 Net revenues                         $         694 $         746          (7%)
                                        ------------  ------------

Compensation and benefits                       142           135           5%
Occupancy and equipment                          18            15          20%
Brokerage, clearing and exchange fees             3             0           *
Info processing and communications              120           128          (6%)
Marketing and business development              183           192          (5%)
Professional services                            23            18          28%
Other                                            45            56         (20%)
                                        ------------  ------------
 Total non-interest expenses          $         534 $         544          (2%)
                                        ------------  ------------

Income before income taxes                      160           202         (21%)
Income tax expense                               61            76         (20%)
                                        ------------  ------------
Net income                            $          99 $         126         (21%)
                                        ============  ============

Comp & benefits as a % of net revenues          20%           18%
Non-comp exps as a % of net revenues            56%           55%
Profit margin (1)                               14%           17%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         428 $         411           4%
 Servicing                                      171           180          (5%)
Commissions                                       8             9         (11%)
Other                                             2             4         (50%)
                                        ------------  ------------
 Total non-interest revenues          $         609 $         604           1%

Interest revenue                                783           768           2%
Interest expense                                293           300          (2%)
                                        ------------  ------------
 Net interest income                            490           468           5%

Provision for consumer loan losses              405           353          15%
                                        ------------  ------------
 Net credit income                               85           115         (26%)

                                        ------------  ------------
 Net revenues                         $         694 $         719          (3%)
                                        ------------  ------------

Compensation and benefits                       142           137           4%
Occupancy and equipment                          18            18          --
Brokerage, clearing and exchange fees             3             4         (25%)
Info processing and communications              120           124          (3%)
Marketing and business development              183           228         (20%)
Professional services                            23            15          53%
Other                                            45            66         (32%)
                                        ------------  ------------
 Total non-interest expenses          $         534 $         592         (10%)
                                        ------------  ------------

Income before income taxes                      160           127          26%
Income tax expense                               61            48          27%
                                        ------------  ------------
Net income                            $          99 $          79          25%
                                        ============  ============

Comp & benefits as a % of net revenues          20%           19%
Non-comp exps as a % of net revenues            56%           63%
Profit margin (1)                               14%           11%

(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         533 $         548          (3%)
 Servicing                                        0             0          --
Commissions                                       8             1         700%
Other                                             2             1         100%
                                        ------------  ------------
 Total non-interest revenues          $         543 $         550          (1%)

Interest revenue                              1,362         1,285           6%
Interest expense                                527           486           8%
                                        ------------  ------------
 Net interest income                            835           799           5%

Provision for consumer loan losses              684           603          13%
                                        ------------  ------------
 Net credit income                              151           196         (23%)
                                        ------------  ------------
 Net revenues                         $         694 $         746          (7%)
                                        ------------  ------------

Compensation and benefits                       142           135           5%
Occupancy and equipment                          18            15          20%
Brokerage, clearing and exchange fees             3             0           *
Info processing and communications              120           128          (6%)
Marketing and business development              183           192          (5%)
Professional services                            23            18          28%
Other                                            45            56         (20%)
                                        ------------  ------------
 Total non-interest expenses          $         534 $         544          (2%)
                                        ------------  ------------

Income before income taxes                      160           202         (21%)
Income tax expense                               61            76         (20%)
                                        ------------  ------------
Net income                            $          99 $         126         (21%)
                                        ============  ============

Comp & benefits as a % of net revenues          20%           18%
Non-comp exps as a % of net revenues            56%           55%
Profit margin (1)                               14%           17%

(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         533 $         522           2%
 Servicing                                        0             0          --
Commissions                                       8             9         (11%)
Other                                             2             1         100%
                                        ------------  ------------
 Total non-interest revenues          $         543 $         532           2%

Interest revenue                              1,362         1,340           2%
Interest expense                                527           518           2%
                                        ------------  ------------
 Net interest income                            835           822           2%

Provision for consumer loan losses              684           635           8%
                                        ------------  ------------
 Net credit income                              151           187         (19%)
                                        ------------  ------------
 Net revenues                         $         694 $         719          (3%)
                                        ------------  ------------

Compensation and benefits                       142           137           4%
Occupancy and equipment                          18            18          --
Brokerage, clearing and exchange fees             3             4         (25%)
Info processing and communications              120           124          (3%)
Marketing and business development              183           228         (20%)
Professional services                            23            15          53%
Other                                            45            66         (32%)
                                        ------------  ------------
 Total non-interest expenses          $         534 $         592         (10%)
                                        ------------  ------------

Income before income taxes                      160           127          26%
Income tax expense                               61            48          27%
                                        ------------  ------------
Net income                            $          99 $          79          25%
                                        ============  ============

Comp & benefits as a % of net revenues          20%           19%
Non-comp exps as a % of net revenues            56%           63%
Profit margin (1)                               14%           11%

(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
MSDW

Period end common shares outstanding    605,005,581   582,335,632           4%
Book value per common share           $       22.67 $       18.70          21%
Shareholder's equity (millions)       $      14,524 $      11,841          23%
Total capital (millions) (1)          $      33,535 $      33,466          --

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives              10,183         9,136          11%
 Dean Witter client assets            $         325 $         261          25%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDW global market volume           $        43.4 $        31.7
  Rank                                            3             3
 Worldwide equity & related issues (3)
  MSDW global market volume           $         3.3 $         2.8
  Rank                                            3             3

ASSET MANAGEMENT ($ billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                              $          71 $          58          22%
  Fixed income                                   52            50           4%
  Money markets                                  31            27          15%
                                        ------------  ------------
  Total mutual funds                            154           135          14%

 ICS Assets                                      16            11          45%
 Other                                           31            22          41%

Products offered primarily to
   institutional clients
 Mutual funds                                    34            38         (11%)
 Separate accts, pooled vehicle and
  other arrangements                            121            84          44%

Total assets under management         $         356 $         290          23%

Global assets under custody (4)       $         402 $         152         164%

(1) Includes capital units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.
(4) Includes assets subject to Barclays' clients agreeing to convert.

                       MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
MSDW

Period end common shares outstanding    605,005,581   594,708,971           2%
Book value per common share           $       22.67 $       22.11           3%
Shareholder's equity (millions)       $      14,524 $      13,956           4%
Total capital (millions) (1)          $      33,535 $      33,577          --

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives              10,183         9,946           2%
 Dean Witter client assets            $         325 $         302           8%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDW global market volume           $        43.4 $       339.7
  Rank                                            3             1
 Worldwide equity & related issues (3)
  MSDW global market volume           $         3.3 $        30.0
  Rank                                            3             3

ASSET MANAGEMENT ($ billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                              $          71 $          69           3%
  Fixed income                                   52            52          --
  Money markets                                  31            29           7%
                                        ------------  ------------
  Total mutual funds                            154           150           3%

 ICS Assets                                      16            14          14%
 Other                                           31            29           7%

Products offered primarily to
   institutional clients
 Mutual funds                                    34            30          13%
 Separate accts, pooled vehicle and
  other arrangements                            121           115           5%

Total assets under management         $         356 $         338           5%

Global assets under custody (4)       $         402 $         377           7%

(1) Includes capital units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.
(4) Includes assets subject to Barclays' clients agreeing to convert.

                       MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Feb 28, 1997    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      20,839 $      20,856          --
 Average                                     21,752        21,315           2%

Managed consumer loans (1)
 Period end                           $      35,804 $      33,986           5%
 Average                              $      36,828 $      34,512           7%
 Interest yield                              14.72%        14.86%     (0.14 pp)
 Interest spread                              8.46%         8.73%     (0.27 pp)
 Net charge-off rate                          7.50%         6.91%      0.59 pp
 Delinquency rate (over 30 days)              7.40%         7.49%     (0.09 pp)

General purpose credit card accounts(in mil)     40            39
NOVUS Network increase in merchant
     locations (in thousands)                    90            92

(1) Includes owned and securitized consumer loans.

                       MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        Feb 28, 1998  Nov 30, 1997    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      20,839 $      20,917          --
 Average                                     21,752        21,186           3%

Managed consumer loans (1)
 Period end                           $      35,804 $      35,950          --
 Average                              $      36,828 $      35,298           4%
 Interest yield                              14.72%        14.79%     (0.07 pp)
 Interest spread                              8.46%         8.58%     (0.12 pp)
 Net charge-off rate                          7.50%         7.21%      0.29 pp
 Delinquency rate (over 30 days)              7.40%         6.98%      0.42 pp

General purpose credit card accounts(in mil)     40            40
NOVUS Network increase in merchant
     locations (in thousands)                    90           103

(1) Includes owned and securitized consumer loans.